EXHIBIT 99.1

Sun American Bancorp Authorizes Stock Repurchase Program

BOCA RATON, Fla., May 14, 2007 (PRIME NEWSWIRE) -- The Board of Directors of Sun American Bancorp (Nasdaq:SAMB) has authorized a stock repurchase program permitting the Company to repurchase up to one million of its shares of common stock over the next 12 months. The shares will be repurchased from time to time in open market transactions or privately negotiated transactions in the Company's discretion.

First Quarter 2007 Highlights (compared to first quarter 2006)

 * Revenues increased 39% to $5.4 million.
 * Net interest income before provision for loan losses grew 34% to
   $4.9 million.
 * Net interest margin at March 31, 2007 was 4.58%.
 * Completed the merger with Independent Community Bank.
 * Loans grew 81% to $445 million.
 * Total deposits rose 95% to $455 million.
 * Assets increased 98% to a record $609 million.
 * Credit quality remains stable with nonperforming assets representing
   0.22% of total assets.
 * Opened three branches during the quarter. Total branches: 13.
 * Added to our infrastructure of employees from 102 to 113.
 * Our mortgage brokerage subsidiary Sun American Financial, LLC began full operations.
 * Book value grew to $3.92 from 3.25.

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Forward Looking Statements

This news release of Sun American Bancorp (the "Company") contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. While forward-looking statements sometimes are presented with numerical specificity, they are based on various assumptions made by management regarding future events over which we have little or no control. Forward-looking statements may include, without limitation, statements relating to the Company's plans, strategies, objectives, expectations and intentions and are intended to be made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words including "anticipate," "believe," "estimate," "forecast," "expect," "intend," "plan" and similar expressions. The Company's ability to predict projected results or the effect of events on the Company's operating results is inherently uncertain. Forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those discussed in this news release. We caution readers that forward-looking statements, including without limitation, those relating to future business prospects, revenues, working capital, liquidity, and income, are subject to certain risks and uncertainties that would cause actual results to differ materially from those indicated in the forward-looking statements. Factors that could affect the Company's assumptions and predictions include, but are not limited to, the risk that: (i) loan losses would have a material adverse effect on the Company's financial condition and operating results; (ii) a decline in the value of the collateral securing the Company's loans could result in an increase in losses on foreclosure; (iii) the Company's growth strategy may not be successful; (iv) the geographical concentration of the Company's business in Florida makes it highly susceptible to local economic and business conditions; (v) changes in interest rates may adversely affect the Company's financial condition; and (vi) competition from other financial institutions could adversely affect the Company's profitability and growth. As a result, potential investors are cautioned not to place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update or revise any forward-looking statements.

CONTACT:  Sun American Bancorp
          Michael E. Golden, President, Chairman and CEO
          Robert Nichols, CFO
          (561) 544-1908